INCOME TAXES - Deferred tax assets, net (Details)	Dec. 31, 2021 USD ($)
INCOME TAXES
Net operating loss carryforward	$ 39,841
Startup/Organization Expenses	181,309
Total deferred tax assets	221,150
Valuation allowance	$ (221,150)